SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2008

MIDCAROLINA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-49848	55-6144577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street Burlington, North Carolina	27216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 538-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 14, 2008, we announced our results of operations for the three and nine months ended September 30, 2008. A copy of our press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is furnished with this Report:

Exhibit No.	Exhibit Description
99.1	Copy of our press release dated October 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION
(Registrant)

Date: October 14, 2008	By:	/S/ Christopher B. Redcay
Christopher B. Redcay
Chief Financial Officer